UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 23, 2012

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On March 23, 2012, Gary E. Morin, member of the board of directors of Sealy Corporation and chairman of the board’s Nominating and Governance Committee, sent a letter to Mr. Usman Nabi and Mr. Arik Ruchim of H Partners, responding to their letter dated March 11, 2012.  A copy of the March 22 letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter, dated March 23, 2012, from Gary E. Morin to Mr. Usman Nabi and Mr. Arik Ruchim of H Partners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

/s/ Michael Q. Murray
Date: March 23, 2012
	By:	Michael Q. Murray
	Its:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Title
99.1	Letter, dated March 23, 2012, from Gary E. Morin to Mr. Usman Nabi and Mr. Arik Ruchim of H Partners